Bank of Hawai‘i Corporation first quarter 2023 financial report April 24, 2023 Exhibit 99.2 this presentation, and other statements made by the Company in connection with it, may contain forward-looking statements concerning, among other things, forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations. we have not committed to update forward-looking statements to reflect later events or circumstances. disclosure 2 forward-looking statements a community bank approach coveted 125 year old brand traditional community bank focus broad & deep market penetration diversified, long tenured deposit base strong liquidity diversified, lower risk loan assets exceptional credit quality exceptional deposit performance our deposits Through our 125 year history in the islands, Bank of Hawai'i has developed an exceptionally seasoned deposit base, built one relationship at a time, over many years, and in neighborhoods and communities we understand unique marketplace diversified tenured ✔ ✔ ✔

unique deposit market source: S&P Capital IQ FDIC Annual Summary of Deposits as of June 30, 2022. unique deposit market with five local competitors holding 97% of the bank deposit market distributed note: as of March 31, 2023 # depositors fully FDIC insured 98% $ balances FDIC uninsured/ uncollateralized 42% average consumer account balance $18,000 average commercial account balance $133,000 diversified deposit base note: as of March 31, 2023

diversified deposit base *as of March 31, 2023, no sector included in ‘other’ comprises more than 3.1% of total, excludes foreign currency and agency accounts note: numbers may not add up due to rounding highly operational in nature note: as of March 31, 2023 overall demand: 52% 95% of Commercial deposits are with relationships with multiple deposit accounts (3.7 accounts per relationship) 71% of Consumer deposits are with relationships with multiple deposit accounts (1.4 accounts per relationship)

quarterly deposit mix shift $ in billions note: ib represents interest-bearing deposits (incl savings and time) and nib represents noninterest-bearing deposits tenured deposit base note: as of March 31, 2023

stable 2022 and Q1-23 deposit balances $ in billions

deposit balance by segment $ in millions consumer commercial public and other deposit beta performance note: beta calculated as change in average total deposit rate divided by change in average Fed Funds rate deposit cost note: ib represents interest-bearing deposits (incl savings and time)

liquidity lines $ in billions overnight Fed Funds $0.8 FRB & FHLB borrowing capacity* 7.1 securities available for pledging 0.3 $8.2 estimated loans avail. for sale, securitization, repo, or pledging $1.9 total $10.1 note: pie chart as of March 31, 2023, numbers may not add up due to rounding *available borrowing capacity includes Bank Term Funding Program margins Bank of Hawai'i carries substantial liquidity lines and equivalents for both day-to-day operational purposes as well as for liquidity back stop purposes. The high quality of our asset base provides us with ample access.

assets

conservative and liquid investment portfolio high-quality investment portfolio note: as of March 31, 2023 lending philosophy note: as of March 31, 2023 we lend in markets we know and to relationships we understand loan portfolio $13.8 B as of 1Q23, excluding PPP 40% commercial 73% real estate secured wtd avg LTV 56% 56% w/ BOH ≥ 10 yrs avg bal $2.95MM re sec avg bal $0.23MM other CRE C&I residential mortgage home equity auto leasing other consumer construction 60% consumer 84% real estate secured wtd avg LTV 54% 57% w/ BOH ≥ 10 yrs avg bal $0.24MM re sec avg bal $0.01MM other 80% of portfolio secured with real estate with combined weighted average loan to value of 55% note: excludes $15MM in PPP loan balances including deferred costs and fees commercial real estate $3.8B (28%) as of 1Q23, with $383 million (3%) in office $13.8B total loans asset type % total loans wtd avg LTV multi-family 6.6% 59% industrial 5.5% 57% retail 5.2% 55% lodging 4.1% 55% office 2.8% 56% specialty 2.9% 53% other 0.6% 46% total CRE 27.7% 56%

CRE office $383.4 MM (3%) as of 1Q23 56% wtd avg LTV $1.8MM average exposure 25% CBD (Downtown HNL) with 63% wtd avg LTV - 47% with repayment guaranties 3% maturing through 2024 wtd avg LTV: 56%

commercial real estate tail risk $3.8B CRE asset type % CRE multi-family 0.66% industrial 0.16% retail 0.07% lodging 0.00% office 0.03% specialty 0.00% other 0.00% total LTV > 80% 0.92% $35 million (0.9% of CRE) with LTV > 80%

consumer production quality

commercial production quality

credit quality * 80% of total criticized in CRE with 56% wtd avg LTV reserve trend $ in millions allowance for credit losses note: balances and coverage ratio based on allowance for credit losses – loans and leases financial update

net interest income $ in millions note: ib represents interest-bearing liabilities, normalized also excludes impact of PPP interest income 1Q 2023 4Q 2022 1Q 2022 ∆ 4Q 2022 ∆ 1Q 2022 net interest income reported $ 136.0 $ 140.7 $ 125.3 $ (4.8) $ 10.7 normalized 137.8 140.6 125.0 (2.9) 12.7 net interest margin reported 2.47% 2.60% 2.34% (0.13) % 0.13 % normalized 2.47 2.60 2.31 (0.12) 0.17 average balances investment securities $ 8,201 $ 8,038 $ 9,006 $ 163 $ (805) loans & leases 13,718 13,453 12,290 265 1,427 total deposits 20,431 20,341 20,426 90 5 repos & other debt 1,551 967 468 584 1,083 yield/rate investment securities 2.34% 2.10% 1.59% 0.24% 0.75 % loans & leases 4.03 3.81 3.10 0.22 0.93 total deposits 0.75 0.46 0.05 0.29 0.70 ib liabilities 1.36 0.87 0.16 0.49 1.20 normalizing items: +$1.6 day count +$0.3 lease EBO note: numbers may not add up due to rounding; normalizing items include day count and lease EBO $ in millions NII cashflow and repricing note: numbers may not add up due to rounding matured/run-off yield $6.5B $6.5B noninterest income $ in millions note: numbers may not add up due to rounding 1Q 2023 4Q 2022 1Q 2022 ∆ 4Q 2022 ∆ 1Q 2022 noninterest income reported $ 40.7 $ 41.2 $ 43.6 $ (0.4) $ (2.8) normalized 41.3 41.2 43.6 0.1 (2.2) trust & asset management 10.7 10.7 11.3 0.0 (0.6) mortgage banking 1.0 1.0 2.7 0.0 (1.7) service charges on deposit accounts 7.7 7.5 7.3 0.2 0.5 fees, exchange, and other svc charges 13.8 13.9 13.0 (0.1) 0.9 investment securities losses, net (1.8) (1.1) (1.5) (0.7) (0.2) annuity & insurance 1.3 1.1 0.8 0.2 0.5 bank-owned life insurance 2.8 2.5 2.3 0.4 0.5 other 5.2 5.7 7.7 (0.5) (2.5) normalizing item: +$0.6 Visa Class B conversion ratio adjustment noninterest expense $ in millions 1Q 2023 4Q 2022 1Q 2022 ∆ 4Q 2022 ∆ 1Q 2022 noninterest expense reported $ 111.9 $ 102.7 $ 103.9 $ 9.2 $ 8.0 normalized 104.9 102.7 100.2 2.1 4.7 efficiency ratio reported 63.34% 56.46% 61.53% 6.88% 1.81 % normalized 58.56 56.50 59.43 2.06 (0.87) other FTE 2,025 2,076 2,084 (51) (59) branches 51 51 54 - (3) normalizing items: -$4.0 seasonal payroll -$3.1 separation financial summary $ in millions, except per share amounts note: numbers may not add up due to rounding 1Q 2023 4Q 2022 1Q 2022 ∆ 4Q 2022 ∆ 1Q 2022 net interest income $ 136.0 $ 140.7 $ 125.3 $ (4.8) $ 10.7 noninterest income 40.7   41.2   43.6   (0.4)   (2.8)   total revenue 176.7 181.9 168.8 (5.2) 7.9 noninterest expense 111.9   102.7   103.9   9.2   8.0   operating income 64.8   79.2   64.9 (14.4) (0.2) credit provision 2.0 0.2 (5.5) 1.8 7.5 income taxes 15.9 17.7 15.6 (1.8) 0.3 net income $ 46.8   $ 61.3   $ 54.8   $ (14.5)   $ (8.0)   net income available to common $ 44.9   $ 59.3   52.9   $ (14.5)   $ (8.0)   diluted EPS $ 1.14   $ 1.50   $ 1.32   $ (0.36)   $ (0.18)   return on assets 0.80% 1.05% 0.97% (0.25) % (0.17) % return on common equity 15.79 21.28 15.44 (5.49) 0.35 net interest margin 2.47 2.60 2.34 (0.13) 0.13 efficiency ratio 63.34 56.46 61.53 6.88 1.81 end of period balances investment portfolio $ 8,128 $ 8,259 $ 8,748 (1.6) % (7.1) % loans and leases 13,825 13,646 12,544 1.3 10.2 loans and leases excl. PPP 13,809 13,627 12,487 1.3 10.6 total deposits 20,491 20,616 20,716 (0.6) (1.1) shareholders' equity 1,354 1,317 1,449 2.8 (6.5)

capital note: 1Q23 regulatory capital ratios are preliminary, numbers may not add due to rounding 13.6%

unique and competitively advantageous deposit market exceptional deposit base substantial liquidity back up high quality assets solid regulatory capital takeaways

Q & A

appendix

unemployment experience & forecast source for Hawaii unemployment: University of Hawaii Economic Research Organization (UHERO), seasonally adjusted source for national unemployment: Bureau of Labor Statistics, seasonally adjusted 39

40 visitor arrivals monthly by market, indexed to January 2017 source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT)

revenue per available room revenue per available room (RevPAR) source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT)

  single family homes condominiums   Mar 2023 Mar 2022 Mar 2019 Δ Mar 2022 Δ Mar 2019 Mar 2023 Mar 2022 Mar 2019 Δ Mar 2022 Δ Mar 2019 median sales price (000s) $1,084 $1,150 $783 -5.8% 38.5% $536 $516 $429 4.0% 24.9% months of inventory 2.1 1.0 3.6 1.1 months -1.5 months 2.4 1.5 3.9 0.9 months -1.5 months closed sales 236 321 276 -26.5% -14.5% 444 672 467 -33.9% -4.9% median days on market 36 9 24 27 days 12 days 24 9 22 15 days 2 days stable real estate prices Oahu market indicators – Mar 2023 source: Honolulu Board of Realtors, compiled from MLS data